SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 5, 1996


                                 CONSYGEN, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


  Texas                           0-17598                      76-0260145
  -----                           -------                      ----------
(State or Other                 (Commission                 (I.R.S. Employer
 Jurisdiction                   File Number)                Identification No.)
of Incorporation)


  10201 S. 51st Street, Suite 140, Phoenix, AZ                    85044
  --------------------------------------------                    -----
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (602) 496-4545
                                 --------------
               Registrant's telephone number, including area code



            C Square Ventures, Inc., 551 NW 77th Street, Suite 109,
                         Boca Raton, Florida 33487-1330
                         ------------------------------
     (Former Name or Former Address, If Changed Since Last Report)



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

         On September 5, 1996, the Registrant acquired all the issued and outstanding capital stock of ConSyGen, Inc., an Arizona corporation (the "Acquired Company"), from the stockholders of such corporation, including Robert
L. Stewart, who was then the controlling stockholder of the Acquired Company. The Acquired Company is engaged in the business of rendering automated software conversion services, and its assets consist primarily of proprietary software conversion technology. The Registrant intends to continue to use the assets of the Acquired Company to render automated software conversion services. In connection with the acquisition of the Acquired Company, the Registrant issued an aggregate 13,125,000 shares of its common stock, of which 9,275,000 shares were issued to the stockholders of the Acquired Company. The number of shares issued to the stockholders of the Acquired Company in connection with the acquisition was based upon a determination by the Board of Directors of the Registrant as to the fair market value of the business of the Acquired Company. For accounting purposes, the transaction has been treated as a recapitalization of the Acquired Company, with the Acquired Company being treated as the acquiror ("reverse acquisition").

         In connection with the acquisition, the stockholders of the Acquired Company surrendered 9,275,000 shares of Common Stock, being all the issued and outstanding capital stock of the Acquired Company, of which 8,187,000 shares were surrendered by Robert L. Stewart, the former controlling stockholder of the Acquired Company, who, in connection with the acquisition, acquired control of the Registrant. The basis of the controlling stockholder's control of the Registrant is the percentage of the issued and outstanding voting securities of the Registrant beneficially owned by such person. Following the acquisition, the former stockholders of the Acquired Company beneficially owned in the aggregate approximately 69% of the issued and outstanding voting securities of the Registrant, including 8,187,000 shares owned beneficially by Mr. Stewart (now the controlling stockholder of the Registrant), which represent approximately 61% of the issued and outstanding voting securities of the Registrant. Carl H. Canter was the former controlling stockholder of the Registrant, who relinquished control of the Registrant in connection with the acquisition.

ITEM 2.   ACQUISITION OF ASSETS

         Please refer to Item 1, Changes in Control of Registrant, for a description of the transaction in which the Registrant acquired a significant amount of assets.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. It is impracticable at this time for the Registrant to file the required financial statements with respect to the business acquisition described in Item 2 of this Form 8-K. The Registrant anticipates that the required financial statements will be filed on or before November 19, 1996.

         (b)  Exhibits.

                Exhibit No.                       Description of Exhibit

                    2                               Plan of Acquisition





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ConSyGen, Inc..
                                 -----------------------------
                                  (Registrant)


Date:  November 18, 1996                         /s/ Robert L. Stewart
                                                 ---------------------
                                                 Robert L. Stewart
                                                 (President)




                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

     2                      Plan of Acquisition